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                                                                 EXHIBIT 23.3



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 25, 2002, except Note 14, as to which the date is February 11, 2002, in the Registration Statement (Form S-1) and related Prospectus of JetBlue Airways Corporation dated February 12, 2002.


                                                 /s/ Ernst & Young LLP


New York, New York
February 11, 2002